UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 4, 2004


                            DATASTREAM SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)




     Delaware                   0-25590                     57-0813674
 ----------------           --------------              ------------------
 (State or Other            (Commission                    (IRS Employer
  Jurisdiction of            File Number)                Identification No.)
  Incorporation)

             50 Datastream Plaza, Greenville, South Carolina 29605
             -----------------------------------------------------
         (Addresses of Principal Executive Offices, including Zip Code)

                                 (864) 422-5001
                            ------------------------
              (Registrant's Telephone Number, including Area Code)




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Item 12. Results of Operations and Financial Condition.
-------------------------------------------------------

         On February 4, 2004, Datastream Systems, Inc. issued a press release reporting on its financial results for the quarter and fiscal year ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. In accordance with General Instruction B.6. of Form 8-K, the information included or incorporated in this report, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.




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



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            DATASTREAM SYSTEMS, INC.


                                           /s/ C. Alex Estevez
                                          ---------------------------
                                          C. Alex Estevez Chief
                                          Financial Officer
                                          (principal financial and
                                          accounting officer)

Date:  February 4, 2004




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                                INDEX TO EXHIBITS
                                -----------------

    Exhibit No.                                Description
------------------- -----------------------------------------------------------
      99.1 Press Release, dated February 4, 2004, reporting on the financial results for the quarter and 99.1 fiscal year ended December 31, 2003.